UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D. C. 20549

__________________________

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Date of Report (Date of earliest event reported):  May 1, 1995

__________________________

3Com Corporation

(Exact name of registrant as specified in its charter)

California           0-12867           94-2605794
	(State or other      (Commission       (I.R.S. Employer
jurisdiction of      File              Identification No.)
	incorporation or     Number
organization)

5400 Bayfront Plaza                    95052
Santa Clara, California                (Zip Code)
	(Address of principal executive offices)

Registrant's telephone number,
including area code:   (408) 764-5000

The undersigned registrant hereby amends the following item of its Current Report dated May 16, 1995 on Form 8-K as set forth in the pages attached hereto:

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	3Com Corporation
	(Registrant)



Dated:	June 5, 1995	By:  /s/  Christopher B. Paisley
		Christopher B. Paisley
		Vice President Finance and
		Chief Financial Officer




3Com Corporation

Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits


(c) 	The following exhibits are attached hereto and filed
	herewith in their entirety:

	7.1	Acquisition and Exchange Agreement dated
		March 22, 1995 among 3Com Corporation and all the holders of Ordinary Shares and options of Sonix Communications Limited.

	7.2	Escrow Agreement dated March 22, 1995 among
		3Com Corporation, the shareholders of Sonix
		Communications Limited and the Escrow Agent.





3Com Corporation

Index to Exhibits


Exhibit	Document

7.1	Acquisition and Exchange Agreement dated
	March 22, 1995 among 3Com Corporation and all the holders of Ordinary Shares and options of Sonix Communications Limited

7.2	Escrow Agreement dated March 22, 1995 among
	3Com Corporation, the shareholders of Sonix
	Communications Limited and the Escrow Agent